                          SCHEDULE 14A (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               JAGNOTES.COM INC.

                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:


   2) Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
      0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


   4) Proposed maximum aggregate value of transaction:


   5) Total fee paid:


|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   1) Amount previously paid:


   2) Form, Schedule or Registration Statement No.:


   3) Filing Party:


   4) Date Filed:

                            [LETTERHEAD OF JAGNOTES]

                         226 West 26th Street, Studio D
                            New York, New York 10001
                                 (646) 205-8314

                                                               December 5, 2000

To the Stockholders of JagNotes.com Inc.:

   The Annual Meeting of Stockholders of JagNotes.com Inc. will be held on Wednesday, December 27, 2000, at 10:00 a.m. at our corporate headquarters located at 226 West 26th Street, Studio D, New York, New York.

   Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement. Our 2000 Annual Report on Form 10-KSB is also enclosed and provides additional information regarding our financial results during the fiscal year ended July 31, 2000.

   On behalf of our Board of Directors and employees, I cordially invite all stockholders to attend the Annual Meeting. It is important that your shares be voted on matters that come before the meeting. Whether or not you plan to attend the meeting, I urge you to promptly complete, sign, date and return the enclosed proxy card in the prepaid envelope provided.



                                 Sincerely,

                                 /s/ Gary Valinoti
                                 -----------------
                                 Gary Valinoti
                                 President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be Held on December 27, 2000



   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of JagNotes.com Inc., a Nevada corporation (the "Company"), will be held at the Company's corporate headquarters located at 226 West 26th Street, Studio D, New York, New York, at 10:00 a.m. on Wednesday, December 27, 2000 (the "Annual Meeting"), for the following purposes:

   i. To elect three directors to serve for the ensuing year;

   ii. To consider and act upon a proposal to ratify the selection of J.H. Cohn LLP as the Company's independent accountants for 2001; and

   iii. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The close of business on Tuesday, November 28, 2000 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock of the Company at that date are entitled to vote at the Annual Meeting or any adjournments thereof.

                                 By Order of the Board of Directors,

                                 /s/ Stephen J. Schoepfer
                                 ------------------------
                                 Stephen J. Schoepfer
                                 Secretary


New York, N.Y.
December 5, 2000


Your vote is important. Please complete, sign, date and mail the enclosed Proxy in the accompanying envelope even if you intend to be present at the meeting. Returning the Proxy will not limit your right to vote in person or to attend the Annual Meeting, but will ensure your representation if you cannot attend. If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the proxy cards that you receive so that all of your shares may be voted. The Proxy is revocable at any time prior to its use.

                            [LETTERHEAD OF JAGNOTES]


                               JAGNOTES.COM INC.
                         226 West 26th Street, Studio D
                            New York, New York 10001
                                 (646) 205-8314

                                                               December 5, 2000


                                PROXY STATEMENT

   This Proxy Statement is being mailed on or about December 5, 2000, to holders of record as of November 28, 2000, of common stock, par value $.00001 per share ("Common Stock"), of JagNotes.com Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of a proxy in the enclosed form for the Annual Meeting of Stockholders of the Company to be held on December 27, 2000 (the "Annual Meeting").

   A proxy card is enclosed for your use. YOU ARE REQUESTED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which requires no postage if mailed in the United States.

   If no instructions are specified on the proxy, shares represented thereby will be voted (i) for the election of the three nominees listed herein as directors of the Company, (ii) in favor of the ratification of the appointment of J.H. Cohn LLP as the Company's independent accountants for 2001 and (iii) in the discretion of the holder of the proxy on all other matters that may properly come before the meeting.

   Any stockholder who has given a proxy may revoke his or her proxy by executing a proxy bearing a later date or by delivering written notice of revocation of his or her proxy to the Secretary of the Company at the Company's executive offices at any time prior to the meeting or any postponement or adjournment thereof. Any stockholder who attends in person the Annual Meeting or any postponement or adjournment thereof may revoke any proxy previously given and vote by ballot.

   As of November 28, 2000, there were 17,223,425 shares of Common Stock issued and outstanding. The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) will be counted for purposes of determining the existence of a quorum at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner set forth above.

   Nevada law specifies that directors must be elected by a plurality of the votes cast by holders of shares of Common Stock, and the approval of any other matters will require the affirmative vote of holders of a majority of the shares present in person or represented by duly executed proxies and entitled to vote on the subject matter. Cumulative voting for the election of directors is not permitted. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum and for those matters requiring the affirmative vote of a majority of the shares present and entitled to vote at the meeting. Shares relating to any proxy as to which a broker non-vote is indicated will be considered present and entitled to vote for determining the presence of a quorum, but will not be considered present and entitled to vote with respect to any matter as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote the shares. Accordingly, in the case of shares that are present at the Annual Meeting for quorum purposes, not voting such shares for a particular nominee for director will not prevent the election of such nominee if other stockholders vote for such nominee; an abstention on any other proposal, however, will operate as a vote "against" such proposal. Broker non-votes will have no effect on the outcome of the vote on any proposals.

   The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

   The Company's Annual Report on Form 10-KSB for the year ended July 31, 2000, which contains the Company's financial statements for such year, is being mailed to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   The number of directors of the Company currently is fixed at three. The Board of Directors has nominated the three persons named below to serve as directors until the next Annual Meeting of Stockholders or until their earlier resignation or removal. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may (i) designate a substitute nominee or nominees, in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee, (ii) allow the vacancy to remain open until a suitable candidate or candidates are located or (iii) by resolution provide for fewer directors. Proxies for this Annual Meeting may not be voted FOR more than three nominees.

Nominees for Election at this Annual Meeting

   Gary Valinoti, age 42, was a co-founder of the predecessor to JagNotes.com Inc. and has served as the President and Chief Executive Officer of the Company since March 1999. Mr. Valinoti is also a member of the Company's Board of Directors. From August 1992 until March 1999 Mr. Valinoti served as President, and as a member of the Board of Directors, of JagNotes, Inc., the company that produced the JAGNotes fax service throughout that period. Prior to his involvement with JagNotes, Inc., Mr. Valinoti held positions with various firms in the securities industry including Mosely, Hallgarten, Estabrook & Weeden where he was involved in institutional and currency trading, and started the firm's arbitrage department. Mr. Valinoti attended Wagner College.

   Thomas J. Mazzarisi, age 43, has served as the Company's Executive Vice President and General Counsel since March 1999 and is also a member of the Company's Board of Directors. From 1997 until joining JagNotes Mr. Mazzarisi practiced law from his own firm in New York, specializing in international commercial transactions. From 1988 until 1997, Mr. Mazzarisi was a Senior Associate at the law firm of Coudert Brothers where he also specialized in international commercial transactions. Prior to joining Coudert Brothers, Mr. Mazzarisi was Deputy General Counsel of the New York Convention Center Development Corporation. Mr. Mazzarisi is a graduate of Fordham University where he received a B.A. in Political Economy and was elected to Phi Beta Kappa. Mr. Mazzarisi received his J.D. from Hofstra University School of Law.

   Stephen J. Schoepfer, age 41, is our Executive Vice President, Chief Operating Officer and Secretary and is on our Board of Directors. Prior to joining the Company in July 1999, he was a Financial Advisor with the investment firm of Legg Mason Wood Walker. Prior to joining Legg Mason, Mr. Schoepfer served as a Financial Advisor and Training Coordinator at Prudential Securities. Mr. Schoepfer attended Wagner College.

Vote Required For Approval

   The vote of a plurality of holders of the outstanding shares of Common Stock present in person or represented by duly executed proxies at the Annual
Meeting for the election of a given nominee is necessary to elect such nominee as a director of the Company. Accordingly, the three director nominees receiving the greatest number of votes cast will be elected, regardless of the number of votes withheld for the election of such director nominees. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the election of the three persons nominated to serve as directors.

   The Board of Directors recommends that stockholders vote FOR the election of the three persons nominated to serve as directors.

Board Organization And Meetings

   During the year ended July 31, 2000, the Board of Directors acted on nine occasions by unanimous written consent.

   The Company does not have a standing audit, nominating or compensation committee.

Directors' Remuneration

   The Company currently does not compensate its directors, all of whom receive compensation as officers.


                                   PROPOSAL 2

                      APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors, subject to ratification by the stockholders, has appointed J.H. Cohn LLP as independent public accountants to examine the Company's consolidated financial statements for the fiscal year ending July 31, 2001. J.H. Cohn LLP has served as the Company's independent public accountants since April 1999 and performed the audit of the Company's 2000 financial statements. Representatives of J.H. Cohn LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

Vote Required For Approval

   The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxies at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company's independent accountants.

   The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of J.H. Cohn LLP as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending July 31, 2001.

                                STOCK OWNERSHIP

   The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of November 28, 2000 (except as otherwise indicated) by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee to be a director, (iii) each named executive officer and
(iv) all directors and executive officers as a group. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

                                                                                           Number of Shares         Percentage of
 Name and Address of Beneficial Owner                                                     Beneficially Owned          Class(1)
 ----------------------------------------------------------------------------------------------------------------------------------
 Gary Valinoti (President, CEO and Director)                                                 3,155,500(2)               18.3%
 226 West 26th Street
 Studio D
 New York, NY 10001
 ----------------------------------------------------------------------------------------------------------------------------------
 Stephen R. Russo (Chief Financial Officer)                                                       0                       0
 226 West 26th Street
 Studio D
 New York, NY 10001
 ----------------------------------------------------------------------------------------------------------------------------------
 Thomas J. Mazzarisi (Executive Vice President, General Counsel and Director)                  110,000                    X
 1200 N. Federal Highway,
 Suite 200
 Boca Raton, FL 33432
 ----------------------------------------------------------------------------------------------------------------------------------
 Stephen J. Schoepfer (Executive Vice President, Chief Operating Officer and                    75,000                    X
 Director)
 226 West 26th Street
 Studio D
 New York, NY 10001
 ----------------------------------------------------------------------------------------------------------------------------------
 CALP II Limited Partnership                                                              9,350,654(3)(4)(5)       35.2%(3)(4)(5)
 c/o Thomson Kernaghan & Co., Ltd.
 365 Bay Street, 10th Floor
 Toronto, Ontario
 Canada M5H2V2
 ----------------------------------------------------------------------------------------------------------------------------------
 All executive officers and directors as a group (4 persons)                                  3,340,500                 19.4%

X Less than one percent.
(1) Based on 17,223,425 shares outstanding, plus the number of shares which the beneficial owner has the right to acquire within 60 days, if any.
(2) Includes 444,500 shares owned Mr. Valinoti's wife, Cathleen Valinoti.
(3) Includes (i) 655,739 shares of Common Stock issuable upon the exercise of stock purchase warrants issued to CALP II to date pursuant to our Equity Line of Credit Agreement and (ii) 2,983,051 shares of Common Stock which may be acquired by CALP II if, as of November 27, 2000, CALP II converted in full the 8% Convertible Debenture issued to it on June 12, 2000 (the "June Convertible Debenture"). Note that the terms and conditions of the June Convertible Debenture restrict CALP II from converting such debenture if CALP II will own in excess of 10% of the outstanding shares of Common Stock upon such conversion.

(4) Includes (i) 3,000,000 shares of Common Stock issuable upon the exercise of a stock purchase warrant issued to CALP II on October 30, 2000, pursuant to the terms and conditions of a letter agreement, dated as of October 30, 2000, between the Company and Thomson Kernaghan & Co., Ltd. and (ii) 2,711,864 shares of Common Stock which may be acquired if, as of November 27, 2000, CALP II converted in full three convertible debentures issued to CALP II to date pursuant to the letter agreement, dated as of October 30, 2000, between the Company and Thomson Kernaghan (the "New Convertible Debentures"). Note that the terms and conditions of the New Convertible Debentures restrict CALP II from converting such debentures if CALP II will own in excess of 10% of the outstanding shares of Common Stock upon such conversion.
(5) Excludes 1,135,850 shares of Common Stock issued to CALP II to date pursuant to our Equity Line of Credit Agreement and 46,442 shares of Common Stock issued to CALP II upon partial conversion of the June Convertible Debenture in August 2000, which CALP II does not own of record. Also excludes 1,241,128 shares of Common Stock issued to CALP II upon partial conversion of the June Convertible Debenture in November 2000, which CALP II owned of record as of November 28, 2000 but which CALP II informs the Company it had sold. The Company has no information as to the continued beneficial ownership of these shares by CALP II.

   The Company's letter agreement with Thomson Kernaghan described above requires that the Company issue three additional convertible debentures, each in the principal amount of $500,000, to Thomson Kernaghan or its designee. As of November 28, 2000, we had not issued these securities nor had the Company been informed of the identity of Thomson Kernaghan's designee(s), if any. If all of the above-described securities are issued in the name of Thomson Kernaghan, Thomson Kernaghan could be deemed to beneficially own in excess of 5% of the Company's outstanding Common Stock.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table provides, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by or awarded to the Company's President and Chief Executive Officer and each of the other most highly compensated executive officers who were serving as executive officers for each of the Company's last three fiscal years:


                                                                                        Annual Compensation
                                                                                 ----------------------------------
                                                                                                           Other
                                                                      Fiscal                              Annual         All Other
Name and Principal Position                                            Year      Salary      Bonus     Compensation    Compensation
 -----------------------------------------------------------------    ------    --------    -------    ------------    ------------
Gary Valinoti                                                          2000     $100,000         --          --              --
 (President and Chief Executive Officer)                               1999     $110,550         --          --              --
                                                                       1998     $110,550         --          --              --

Stephen J. Schoepfer                                                   2000     $100,000    $50,000          --              --
 (Chief Operating Officer)                                             1999           --         --          --              --
                                                                       1998           --         --          --              --

Thomas J. Mazzarisi                                                    2000     $100,000         --          --              --
 (Executive Vice President and General Cou nsel)                       1999           --         --          --              --
                                                                       1998           --         --          --              --

Stephen Russo                                                          2000     $ 20,000         --          --              --
 (Chief Financial Officer)                                             1999           --         --          --              --
                                                                       1998           --         --          --              --

Jeffrey Goss                                                           2000     $ 86,997         --          --              --
 (Mr. Goss served as Secretary and Vice Pres ident of JagNotes.com     1999     $110,550         --          --              --
 Inc. until June 2000, but is no longer employed by the Company)       1998     $110,550         --          --              --

Anthony Salandra                                                       2000           --         --          --              --
 (Mr. Salandra served as President and dire ctor of JagNotes, Inc.     1999     $110,550         --          --              --
 during fiscal year 1999, but is no longer employed by the             1998     $110,550         --          --              --
 Company)

Barry Belzer                                                           2000           --         --          --
 (Mr. Belzer served as Secretary and direct or of JagNotes, Inc.       1999     $110,550         --          --              --
 during fiscal year 1999, but is no longer employed by the             1998     $110,550         --          --              --
 Company)                                                                                                                    --

Option Grants/Exercises/Repricings in Fiscal Year 2000

   No stock options or freestanding SARs were granted to any of our named executive officers during the fiscal year ended July 31, 2000. The Company expects to enter into employment agreements with three of the Company's named executive officers during our fiscal quarter ending January 31, 2001, pursuant to which such officers will be granted stock options to purchase an aggregate of 900,000 shares of Common Stock.

Option Exercises in 2000 and Value of Options at December 31, 2000
   No stock options or SARs were granted to any of the Company's named executive officers as of the fiscal year ended July 31, 2000.

1999 Long-Term Incentive Plan

   In October, 1999 the Company's Board of Directors approved the 1999 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to allow the Company to attract and retain officers, employees, directors, consultants and certain other individuals and to compensate them in a way that provides additional incentives and enables such individuals to increase their ownership interests in the Company. Individual awards under the Plan may take the form of:

   o either incentive stock options or non-qualified stock options;

   o stock appreciation rights;

   o restricted or deferred stock;

   o divided equivalents;

   o bonus shares and awards in lieu of the Company's obligations to pay cash compensation; and

   o other awards, the value of which is based in whole or in part upon the value of the Common Stock.

   The Plan will generally be administered by a committee appointed by the Company's Board of Directors (which is currently composed of the full Board), except that the Board of Directors will itself perform the committee's functions under the Plan for purposes of grants of awards to directors who serve on the committee. The Board of Directors may also perform any other function of the committee. The committee generally is empowered to select the individuals who will receive awards and the terms and conditions of those awards, including exercise prices for options and other exercisable awards, vesting and forfeiture conditions, performance conditions, the extent to which awards may be transferable and periods during which awards will remain outstanding. Awards may be settled in cash, shares, other awards or other property, as the committee may determine.

   The maximum number of shares of common stock that may be subject to outstanding awards under the Plan will not exceed 15% of the aggregate number of shares of Common Stock outstanding effective at the time of such grant. At July 31, 2000, the number of shares deliverable upon exercise of incentive stock options was limited to 2,220,000. The Plan also provides that no participant may be granted in any calendar year options or other awards that may be settled by delivery of more than 500,000 shares, and limits payments under cash-settled awards in any calendar year to an amount equal to the fair market value of that number of shares as of the date of grant or the date of settlement of the award, whichever is greater. As of July 31, 2000 there were a total of 1,782,500 shares of Common Stock subject to outstanding options granted under the Plan. Each of the foregoing options has an exercise price of $2.00 per share.

   The Plan will remain in effect until terminated by the Board of Directors. The Plan may be amended by our Board of Directors without the consent of the Company's stockholders, except that any amendment, although effective when made, will be subject to stockholder approval if required by any Federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which our Common Stock may then be listed or quoted. The number of shares reserved or deliverable under the Plan, the annual per-participant limits, the number of shares subject to options automatically granted to non-employee directors, and the number of shares subject to outstanding awards are subject to adjustment in the event of stock splits, stock dividends and other extraordinary corporate events.

   The Company generally will be entitled to a tax deduction equal to the amount of compensation realized by a participant through awards under the Plan, except no deduction is permitted in connection with incentive stock options if the participant holds the shares acquired upon exercise for the required holding periods; and deductions for some awards could be limited under the $1.0 million deductibility cap of Section 162(m) of the Internal Revenue Code. This limitation, however, should not apply to awards granted under the Plan during a grace period of approximately one year following the effectiveness of the registration statement covering the shares, and should not apply to certain options, stock appreciation rights and performance-based awards granted thereafter if we comply with certain requirements under Section 162(m).

Employment Agreements

   The Company expects to enter into three-year employment agreements (each an "Executive Agreement") with each of Gary Valinoti (the Company's President and Chief Executive Officer), Stephen J. Schoepfer (the Company's Executive Vice President and Chief Operating Officer) and Thomas J. Mazzarisi (the Company's General Counsel and Executive Vice President) (collectively, the "Key Executives") during our fiscal quarter ending January 31, 2001. Each Executive Agreement will provide for an base salary of $150,000, with annual increases of $25,000. The Executive Agreements will also provide that each employee shall be entitled to an annual bonus of at least $25,000 payable on the first business day in January following the year in which the bonus is earned. Such bonus may be higher than $25,000 if so determined by the Board of Directors in its discretion. In addition, pursuant to the Executive Agreements, each Key Executive will be entitled to the same medical and other benefits, including health and life insurance coverage, as are provided to other employees of the Company. In the event the Company terminates the employment of any of the Key Executives "without cause" or such Key Executive resigns for "good reason" as defined in the Executive Agreements, such Executive shall be entitled to receive (i) continued medical and life insurance coverage for a period equal to the greater of one year or the number of years and fractions thereof between the date of such termination and the end of the term of employment (the "Severance Period") and (ii) a lump sum cash payment equal to the Severance Period multiplied by the greater of the $25,000 or the highest annual bonus previously paid to such Key Executive during the term of the Executive Agreement. A change in control of the Company (as defined in the Plan) will be deemed to be a "good reason" for resignation under the Executive Agreements.

   In addition, pursuant to the Executive Agreements, the Company intends to grant to each of Gary Valinoti, Stephen J. Schoepfer and Thomas J. Mazzarisi a 5% ownership interest in the Company's webcast subsidiary, JAGfn Broadband LLC, together with the right to receive a 5% ownership interest in any subsidiary of the Company eventually established for the purpose of carrying out the Company's anticipated Latin American operations. Such ownership interests shall not be diluted. In connection therewith, the Company intends to increase the number of shares deliverable upon exercise of incentive stock options to 6,000,000 shares.

   Pursuant to the terms and conditions of the Executive Agreements, the Company also intends to grant to each of the Key Executives options to purchase an aggregate of 900,000 shares of Common Stock exercisable at a price per share of $0.25. Of the 900,000 options granted to each Key Executive, 400,000 will vest immediately upon the execution of the Executive Agreements. 250,000 options will become exercisable on January 1, 2001 and an additional 250,000 options will become exercisable on June 1, 2001. The Company expects that the options will be subject to the terms of the Plan and may be exercised, in whole or in part, by the Key Executives on a cashless basis.

   As of the date of this proxy statement, the terms and conditions of these anticipated Executive Agreements had not yet been finalized.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the securities laws of the United States, our directors, executive officers and any person holding more than 10% of the Company's Common Stock are required to file initial forms of ownership of the Company's Common Stock and reports of changes in that ownership at the Securities and Exchange Commission. Specific due dates for these forms have been established, and the Company is required to disclose in this report any failure to file by these dates.

   Based solely on the Company's review of the copies of such forms furnished to it during the fiscal year ended July 31, 2000, or written representations from certain reporting persons, to the best of the Company's knowledge, all reports were filed on a timely basis.

                              CERTAIN TRANSACTIONS

Equity Interest in JAGfn Broadband LLC

   Pursuant to the terms and conditions of prospective employment agreements, the Company intends to grant to each of Gary Valinoti, Stephen J. Schoepfer and Thomas J. Mazzarisi a 5% ownership interest in the Company's webcast subsidiary, JAGfn Broadband LLC, together with the right to receive a 5% ownership interest in any subsidiary of the Company eventually established for the purpose of carrying out the Company's anticipated Latin American operations. Such ownership interests shall not be diluted.

Employment Agreement with Jeffrey Valinoti

   On September 18, 2000, JAGfn Broadband LLC entered into a one-year employment agreement with Jeffrey Valinoti, the brother of the Company's Chief Executive Officer. Mr. Valinoti was hired to serve as Director of Market Information in connection with the Company's webcasting operations. Pursuant to the terms and conditions of his employment agreement, Mr. Valinoti will receive annual compensation totaling $85,000 as well as options to acquire 110,000 shares of Common Stock of the Company at an exercise price of $0.25 per share. All 110,000 options vested on October 9, 2000. The Company has an option to extend Mr. Valinoti's contract for an additional year for a base salary of $90,000.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

   Any proposal to be presented by a stockholder at the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than August 1, 2001, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

   The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than those described in this proxy statement. Should any other matter properly come before the Annual Meeting, however, the persons named in the form of proxy accompanying this proxy statement will vote all shares represented by proxies in accordance with their best judgment on such matters.



                                 By Order of the Board of Directors,

                                 /s/ Stephen J. Schoepfer
                                 ------------------------
                                 Stephen J. Schoepfer
                                 Secretary


Dated: December 5, 2000

PROXY

                               JAGNOTES.COM INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on December 27, 2000

   The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Gary Valinoti and Stephen J. Schoepfer or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at the Company's corporate headquarters located at 226 West 26th Street, Studio D, New York, New York, at 10:00 a.m. on Wednesday, December 27, 2000, or at any adjournment thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

   The nominees for Director are: Thomas J. Mazzarisi, Stephen J. Schoepfer and Gary Valinoti.



                                                (To Be Signed on Reverse Side.)

/X/ Please mark
    your votes as in
    this example.

The Board of Directors recommends that stockholders vote FOR ALL Directors and FOR Proposal 2.

                     FOR       WITHHOLD
                     ALL         ALL                         FOR         AGAINST       ABSTAIN

                     / /         / /                         / /           / /           / /
1. Election of       Nominees: Thomas J. Mazzarisi           2. Selection of J.H. Cohn
   directors:                  Stephen J. Schoepfer             LLP as the Company's
                               Gary Valinoti                    independent public
                                                                accountants for 2001.

INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write the names on the space provided below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please complete, sign, date and mail the enclosed Proxy in the accompanying envelope even if you intend to be present at the meting. Returning the proxy will not limit your right to vote in person or to attend the Annual Meeting, but will ensure your representation if you cannot attend. If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the proxy cards that you receive so that all of your shares may be voted. The Proxy is revocable at any time prior to its use.

SIGNATURE(S)--------------------------------------------------------------------

DATE----------------------------------------------------------------------------

(Note: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)